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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JANUARY 24, 2001


                                  FIRECOM, INC.
             (Exact name of registrant as specified in its charter)




        NEW YORK                     0-12873                    13-2934531
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


             39-27 59TH STREET, WOODSIDE, NEW YORK 11377 (Address of
                principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (718) 899-6100



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     ITEM 5.   OTHER EVENTS

          On January 24, 2001, Firecom, Inc. (the "Company") issued a press release announcing that it received a proposal from a management group led by the Company's President and Chief Executive Officer, Paul Mendez, and including other principal shareholders of the Company, to acquire for a cash price of $.70 per share all outstanding shares of the Company not already held by the group. The group currently holds 68.8% of all outstanding shares of the Company. The press release is filed as an exhibit hereto.

     ITEM 7.   EXHIBITS

          (c) The following are furnished as exhibits to this report:

          99.1 Press Release dated January 24, 2001 issued by Firecom, Inc.

          99.2 Offer Letter dated January 24, 2001 from Paul Mendez and other principal shareholders of Firecom, Inc. to Firecom, Inc.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  January 24, 2001


                                             FIRECOM, INC.


                                             By:  /s/ Paul Mendez
                                                  -----------------------------
                                             Name:  Paul Mendez
                                             Title: Chairman of the Board,
                                             President and Chief Executive
                                             Officer


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                                  EXHIBIT INDEX

     Exhibit        Description
     -------        -----------

     99.1           Press Release dated January 24, 2001 issued by Firecom, Inc.

     99.2 Offer Letter dated January 24, 2001 from Paul Mendez and other principal shareholders of Firecom, Inc. to Firecom, Inc.